Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2024

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of October 23, 2024, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Third-Quarter 2024 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2024

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Nine Months Ended September 30, 2024	4
CFC and Subsidiaries Consolidation – Three Months Ended September 30, 2024	5

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	6
Loss Ratio Detail	7
Loss Claim Count Detail	8
Quarterly Property Casualty Data – Commercial Lines	9
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	10
Loss and Loss Expense Analysis – Nine Months Ended September 30, 2024	11
Loss and Loss Expense Analysis – Three Months Ended September 30, 2024	12

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines	15
Quarterly Property Casualty Data – Excess & Surplus Lines	16

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	17
The Cincinnati Life Insurance Company Statutory Statements of Income	18

Other
Quarterly Data – Other	19

CINF Third-Quarter 2024 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF Third-Quarter 2024 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2024

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$6,594	$—	$—	$—	$6,594
Life	—	—	301	—	—	301
Premiums ceded	—	(310)	(61)	—	—	(371)
Total earned premium	—	6,284	240	—	—	6,524
Investment income, net of expenses	86	519	142	—	(2)	745
Investment gains and losses, net	624	892	(9)	—	—	1,507
Fee revenues	—	9	4	—	—	13
Other revenues	11	7	—	7	(15)	10
Total revenues	$721	$7,711	$377	$7	$(17)	$8,799

Benefits & expenses
Losses & contract holders' benefits	$—	$4,202	$262	$—	$—	$4,464
Reinsurance recoveries	—	(21)	(36)	—	—	(57)
Underwriting, acquisition and insurance expenses	—	1,884	70	—	—	1,954
Interest expense	39	—	—	3	(2)	40
Other operating expenses	28	3	—	3	(15)	19
Total expenses	$67	$6,068	$296	$6	$(17)	$6,420

Income before income taxes	$654	$1,643	$81	$1	$—	$2,379

Provision (benefit) for income taxes
Current operating income (loss)	$(68)	$14	$28	$—	$—	$(26)
Capital gains/losses	132	189	(2)	—	—	319
Deferred	88	119	(8)	—	—	199
Total provision for income taxes	$152	$322	$18	$—	$—	$492

Net income - current year	$502	$1,321	$63	$1	$—	$1,887

Net income - prior year	$151	$442	$65	$2	$—	$660
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2024 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2024

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,338	$—	$—	$—	$2,338
Life	—	—	101	—	—	101
Premiums ceded	—	(121)	(21)	—	—	(142)
Total earned premium	—	2,217	80	—	—	2,297
Investment income, net of expenses	28	182	48	—	—	258
Investment gains and losses, net	352	406	—	—	—	758
Fee revenues	—	3	1	—	—	4
Other revenues	3	3	—	3	(6)	3
Total revenues	$383	$2,811	$129	$3	$(6)	$3,320

Benefits & expenses
Losses & contract holders' benefits	$—	$1,518	$92	$—	$—	$1,610
Reinsurance recoveries	—	(19)	(13)	—	—	(32)
Underwriting, acquisition and insurance expenses	—	659	24	—	—	683
Interest expense	13	—	—	1	(1)	13
Other operating expenses	9	1	—	1	(5)	6
Total expenses	$22	$2,159	$103	$2	$(6)	$2,280

Income before income taxes	$361	$652	$26	$1	$—	$1,040

Provision (benefit) for income taxes
Current operating income (loss)	$(19)	$19	$9	$—	$—	$9
Capital gains/losses	75	87	—	—	—	162
Deferred	26	26	(3)	—	—	49
Total provision for income taxes	$82	$132	$6	$—	$—	$220

Net income - current year	$279	$520	$20	$1	$—	$820

Net income (loss) - prior year	$(164)	$39	$25	$1	$—	$(99)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Consolidated
Current accident year losses greater than $5 million		$18	$31	$—	$38	$24	$43	$36	$31	$79	$49	$103		$141
Current accident year losses $2 million - $5 million		51	28	22	42	52	35	15	50	50	101	102		144
Large loss prior accident year reserve development		19	15	22	34	32	19	9	37	28	56	60		94
Total large losses incurred		$88	$74	$44	$114	$108	$97	$60	$118	$157	$206	$265		$379
Losses incurred but not reported		185	165	251	122	150	96	179	416	324	601	474		596
Other losses excluding catastrophe losses		711	741	677	665	639	675	641	1,418	1,267	2,129	1,906		2,571
Catastrophe losses		282	228	111	20	170	217	227	339	444	621	614		634
Total losses incurred		$1,266	$1,208	$1,083	$921	$1,067	$1,085	$1,107	$2,291	$2,192	$3,557	$3,259		$4,180
Commercial Lines
Current accident year losses greater than $5 million		$11	$31	$—	$33	$18	$28	$30	$31	$58	$42	$76		$109
Current accident year losses $2 million - $5 million		36	11	11	31	28	28	12	22	40	58	68		99
Large loss prior accident year reserve development		20	22	12	37	30	19	3	34	22	54	52		89
Total large losses incurred		$67	$64	$23	$101	$76	$75	$45	$87	$120	$154	$196		$297
Losses incurred but not reported		117	92	156	86	88	29	125	248	154	365	242		328
Other losses excluding catastrophe losses		337	384	368	338	336	384	335	752	719	1,089	1,055		1,393
Catastrophe losses		58	101	64	3	67	115	106	165	221	223	288		291
Total losses incurred		$579	$641	$611	$528	$567	$603	$611	$1,252	$1,214	$1,831	$1,781		$2,309
Personal Lines
Current accident year losses greater than $5 million		$7	$—	$—	$5	$6	$15	$6	$—	$21	$7	$27		$32
Current accident year losses $2 million - $5 million		13	15	11	11	24	7	3	26	10	39	34		45
Large loss prior accident year reserve development		(1)	(7)	10	(2)	2	1	6	3	7	2	9		7
Total large losses incurred		$19	$8	$21	$14	$32	$23	$15	$29	$38	$48	$70		$84
Losses incurred but not reported		33	31	22	5	7	26	27	53	53	86	60		65
Other losses excluding catastrophe losses		256	256	231	218	210	194	187	487	381	743	591		809
Catastrophe losses		178	129	50	21	71	93	113	179	206	357	277		298
Total losses incurred		$486	$424	$324	$258	$320	$336	$342	$748	$678	$1,234	$998		$1,256
Excess & Surplus Lines
Current accident year losses greater than $5 million		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $2 million - $5 million		2	2	—	—	—	—	—	2	—	4	—		—
Large loss prior accident year reserve development		—	—	—	(1)	—	(1)	—	—	(1)	—	(1)		(2)
Total large losses incurred		$2	$2	$—	$(1)	$—	$(1)	$—	$2	$(1)	$4	$(1)		$(2)
Losses incurred but not reported		12	17	30	16	16	20	27	47	47	59	63		79
Other losses excluding catastrophe losses		55	51	37	52	45	45	28	88	73	143	118		170
Catastrophe losses		2	3	1	1	(1)	2	1	4	3	6	2		3
Total losses incurred		$71	$73	$68	$68	$60	$66	$56	$141	$122	$212	$182		$250
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Consolidated
Current accident year losses greater than $5 million		0.9%	1.5%	—%	1.9%	1.2%	2.4%	1.9%	0.8%	2.2%	0.8%	1.8%		1.9%
Current accident year losses $2 million - $5 million		2.3	1.4	1.1	2.1	2.7	1.9	0.8	1.2	1.3	1.6	1.8		1.9
Large loss prior accident year reserve development		0.8	0.7	1.1	1.7	1.6	1.0	0.5	0.9	0.8	0.9	1.1		1.2
Total large loss ratio		4.0%	3.6%	2.2%	5.7%	5.5%	5.3%	3.2%	2.9%	4.3%	3.3%	4.7%		5.0%
Losses incurred but not reported		8.4	8.0	12.6	6.2	7.6	5.2	9.7	10.2	8.7	9.6	8.4		7.8
Other losses excluding catastrophe losses		32.0	35.6	34.0	33.5	32.7	36.1	34.9	34.9	34.2	33.8	33.7		33.6
Catastrophe losses		12.7	11.0	5.6	1.0	8.7	11.6	12.3	8.3	12.0	9.9	10.8		8.3
Total loss ratio		57.1%	58.2%	54.4%	46.4%	54.5%	58.2%	60.1%	56.3%	59.2%	56.6%	57.6%		54.7%
Commercial Lines
Current accident year losses greater than $5 million		1.0%	2.8%	—%	3.1%	1.7%	2.6%	2.8%	1.4%	2.8%	1.3%	2.4%		2.5%
Current accident year losses $2 million - $5 million		3.2	1.0	1.0	2.8	2.6	2.7	1.1	1.0	1.9	1.7	2.1		2.3
Large loss prior accident year reserve development		1.7	2.0	1.1	3.4	2.8	1.8	0.3	1.6	1.0	1.6	1.6		2.1
Total large loss ratio		5.9%	5.8%	2.1%	9.3%	7.1%	7.1%	4.2%	4.0%	5.7%	4.6%	6.1%		6.9%
Losses incurred but not reported		10.3	8.3	14.4	8.0	8.3	2.7	11.8	11.3	7.2	11.0	7.6		7.7
Other losses excluding catastrophe losses		29.7	34.6	34.0	31.3	31.7	35.9	31.9	34.3	33.9	32.8	33.2		32.7
Catastrophe losses		5.1	9.1	6.0	0.3	6.3	10.8	10.0	7.6	10.4	6.7	9.0		6.8
Total loss ratio		51.0%	57.8%	56.5%	48.9%	53.4%	56.5%	57.9%	57.2%	57.2%	55.1%	55.9%		54.1%
Personal Lines
Current accident year losses greater than $5 million		1.1%	—%	—%	1.0%	1.1%	3.0%	1.3%	—%	2.2%	0.4%	1.8%		1.6%
Current accident year losses $2 million - $5 million		2.0	2.4	1.8	1.9	4.7	1.4	0.6	2.1	1.0	2.1	2.3		2.2
Large loss prior accident year reserve development		(0.2)	(1.1)	1.8	(0.4)	0.4	0.2	1.4	0.3	0.8	0.1	0.6		0.3
Total large loss ratio		2.9%	1.3%	3.6%	2.5%	6.2%	4.6%	3.3%	2.4%	4.0%	2.6%	4.7%		4.1%
Losses incurred but not reported		5.0	4.8	3.8	0.9	1.2	5.3	5.9	4.3	5.6	4.6	4.0		3.2
Other losses excluding catastrophe losses		37.6	40.5	39.4	38.7	39.9	39.4	40.2	39.9	39.7	39.0	39.9		39.5
Catastrophe losses		26.2	20.5	8.4	3.8	13.4	19.0	24.3	14.7	21.6	18.8	18.7		14.6
Total loss ratio		71.7%	67.1%	55.2%	45.9%	60.7%	68.3%	73.7%	61.3%	70.9%	65.0%	67.3%		61.4%
Excess & Surplus Lines
Current accident year losses greater than $5 million		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $2 million - $5 million		1.3	1.3	—	—	—	—	—	0.7	—	0.9	—		—
Large loss prior accident year reserve development		—	—	—	(0.5)	—	(0.4)	(0.3)	—	(0.3)	—	(0.2)		(0.3)
Total large loss ratio		1.3%	1.3%	—%	(0.5)%	—%	(0.4)%	(0.3)%	0.7%	(0.3)%	0.9%	(0.2)%		(0.3)%
Losses incurred but not reported		7.1	11.6	21.6	10.9	11.9	15.2	21.3	16.4	18.0	13.2	15.9		14.6
Other losses excluding catastrophe losses		35.4	33.8	26.8	35.2	33.2	33.5	22.2	30.4	28.1	32.1	29.9		31.3
Catastrophe losses		1.5	1.9	0.5	0.6	(0.9)	1.3	1.1	1.2	1.2	1.3	0.5		0.5
Total loss ratio		45.3%	48.6%	48.9%	46.2%	44.2%	49.6%	44.3%	48.7%	47.0%	47.5%	46.1%		46.1%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Consolidated
Current accident year reported losses greater than $5 million		3	5	—	5	4	6	5	5	11	8	15		22
Current accident year reported losses $2 million - $5 million		18	11	8	17	19	11	5	19	16	37	35		49
Prior accident year reported losses on large losses		6	9	7	14	3	7	3	16	10	22	13		27
Non-Catastrophe reported losses on large losses total		27	25	15	36	26	24	13	40	37	67	63		98
Commercial Lines
Current accident year reported losses greater than $5 million		2	5	—	5	3	4	4	5	8	7	11		17
Current accident year reported losses $2 million - $5 million		12	4	4	13	11	9	4	8	13	20	24		35
Prior accident year reported losses on large losses		6	9	4	14	3	7	2	13	9	19	12		26
Non-Catastrophe reported losses on large losses total		20	18	8	32	17	20	10	26	30	46	47		78
Personal Lines
Current accident year reported losses greater than $5 million		1	—	—	—	1	2	1	—	3	1	4		5
Current accident year reported losses $2 million - $5 million		5	6	4	4	8	2	1	10	3	15	11		14
Prior accident year reported losses on large losses		—	—	3	—	—	—	1	3	1	3	1		1
Non-Catastrophe reported losses on large losses total		6	6	7	4	9	4	3	13	7	19	16		20
Excess & Surplus Lines
Current accident year reported losses greater than $5 million		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported losses $2 million - $5 million		1	1	—	—	—	—	—	1	—	2	—		—
Prior accident year reported losses on large losses		—	—	—	—	—	—	—	—	—	—	—		—
Non-Catastrophe reported losses on large losses total		1	1	—	—	—	—	—	1	—	2	—		—
*The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Commercial casualty:
Net written premiums		$364	$391	$417	$361	$331	$378	$404	$808	$782	$1,172	$1,114		$1,475
Year over year change %- written premium		10%	3%	3%	2%	2%	1%	4%	3%	2%	5%	2%		2%
Earned premiums		$381	$372	$365	$366	$365	$373	$377	$737	$750	$1,118	$1,115		$1,481
Current accident year before catastrophe losses		74.1%	69.6%	73.6%	69.6%	68.3%	70.5%	72.6%	71.6%	71.6%	72.5%	70.5%		70.3%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(0.4)	7.6	0.1	14.0	—	(9.2)	(0.3)	3.9	(4.8)	2.4	(3.2)		1.0
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		73.7%	77.2%	73.7%	83.6%	68.3%	61.3%	72.3%	75.5%	66.8%	74.9%	67.3%		71.3%
Commercial property:
Net written premiums		$389	$392	$362	$338	$344	$335	$316	$754	$650	$1,143	$994		$1,332
Year over year change %- written premium		13%	17%	15%	14%	11%	9%	6%	16%	7%	15%	9%		10%
Earned premiums		$361	$348	$336	$331	$321	$312	$299	$684	$611	$1,045	$933		$1,264
Current accident year before catastrophe losses		40.9%	45.7%	48.5%	44.4%	45.2%	43.4%	49.0%	47.0%	46.1%	44.9%	45.8%		45.5%
Current accident year catastrophe losses		16.7	28.9	21.3	5.0	23.0	35.0	34.7	25.2	34.9	22.3	30.8		24.0
Prior accident years before catastrophe losses		(7.8)	(3.9)	(4.2)	(3.2)	(2.8)	(1.5)	(7.8)	(4.0)	(4.6)	(5.4)	(4.0)		(3.8)
Prior accident years catastrophe losses		(1.3)	(2.1)	(2.5)	(2.6)	(0.5)	(1.4)	2.4	(2.3)	0.5	(1.9)	0.2		(0.6)
Total loss and loss expense ratio		48.5%	68.6%	63.1%	43.6%	64.9%	75.5%	78.3%	65.9%	76.9%	59.9%	72.8%		65.1%
Commercial auto:
Net written premiums		$223	$248	$259	$207	$199	$233	$239	$506	$472	$730	$671		$878
Year over year change %- written premium		12%	6%	8%	3%	3%	3%	1%	7%	2%	9%	2%		2%
Earned premiums		$231	$228	$220	$218	$216	$214	$213	$448	$428	$679	$644		$862
Current accident year before catastrophe losses		66.7%	67.9%	70.0%	65.0%	70.1%	68.3%	73.5%	68.9%	70.9%	68.2%	70.6%		69.2%
Current accident year catastrophe losses		2.2	4.4	1.6	(1.1)	(0.8)	6.7	0.9	3.0	3.8	2.7	2.3		1.5
Prior accident years before catastrophe losses		0.2	(3.8)	(0.8)	(2.6)	0.7	(1.4)	2.7	(2.4)	0.7	(1.5)	0.6		(0.2)
Prior accident years catastrophe losses		—	—	(0.1)	—	—	(0.3)	(1.5)	—	(1.0)	—	(0.6)		(0.5)
Total loss and loss expense ratio		69.1%	68.5%	70.7%	61.3%	70.0%	73.3%	75.6%	69.5%	74.4%	69.4%	72.9%		70.0%
Workers' compensation:
Net written premiums		$56	$55	$79	$57	$57	$65	$82	$134	$147	$190	$203		$260
Year over year change %- written premium		(2)%	(15)%	(4)%	(11)%	(5)%	(6)%	(5)%	(9)%	(5)%	(6)%	(5)%		(6)%
Earned premiums		$61	$59	$61	$65	$66	$72	$74	$120	$146	$182	$212		$277
Current accident year before catastrophe losses		88.2%	86.5%	91.5%	87.2%	90.3%	90.0%	83.2%	89.0%	86.5%	88.8%	87.7%		87.6%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(26.7)	(46.9)	(19.3)	(31.1)	(30.7)	(15.4)	(19.6)	(32.9)	(17.5)	(30.8)	(21.6)		(23.9)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		61.5%	39.6%	72.2%	56.1%	59.6%	74.6%	63.6%	56.1%	69.0%	58.0%	66.1%		63.7%
Other commercial:
Net written premiums		$106	$100	$106	$97	$98	$95	$100	$207	$196	$312	$294		$391
Year over year change %- written premium		8%	5%	6%	5%	3%	2%	15%	6%	9%	6%	7%		7%
Earned premiums		$103	$100	$100	$100	$94	$95	$93	$200	$187	$302	$280		$380
Current accident year before catastrophe losses		50.5%	40.7%	40.5%	34.5%	39.1%	35.2%	38.1%	40.6%	36.6%	43.9%	37.4%		36.7%
Current accident year catastrophe losses		0.1	—	0.1	—	0.2	0.1	—	0.1	0.1	0.1	0.1		0.1
Prior accident years before catastrophe losses		0.4	0.2	(2.8)	(4.0)	(5.8)	(0.8)	(2.5)	(1.3)	(1.6)	(0.6)	(3.0)		(3.3)
Prior accident years catastrophe losses		(0.1)	0.1	0.1	0.1	—	—	(0.1)	0.1	(0.1)	—	—		—
Total loss and loss expense ratio		50.9%	41.0%	37.9%	30.6%	33.5%	34.5%	35.5%	39.5%	35.0%	43.4%	34.5%		33.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Personal auto:
Net written premiums		$296	$283	$216	$207	$227	$212	$163	$499	$374	$795	$602		$809
Year over year change %- written premium		30%	33%	33%	31%	27%	20%	16%	33%	18%	32%	21%		24%
Earned premiums		$242	$224	$208	$197	$185	$173	$166	$432	$339	$674	$524		$721
Current accident year before catastrophe losses		68.7%	73.3%	73.8%	66.7%	73.2%	76.6%	78.8%	73.5%	77.7%	71.8%	76.0%		73.6%
Current accident year catastrophe losses		6.6	3.6	3.4	(1.1)	(3.4)	8.9	4.2	3.5	6.6	4.6	3.1		1.9
Prior accident years before catastrophe losses		1.5	5.3	(1.9)	(1.3)	—	(4.1)	0.3	1.9	(1.9)	1.7	(1.2)		(1.3)
Prior accident years catastrophe losses		—	(0.1)	(0.7)	—	(0.1)	(0.7)	(2.7)	(0.4)	(1.7)	(0.2)	(1.1)		(0.8)
Total loss and loss expense ratio		76.8%	82.1%	74.6%	64.3%	69.7%	80.7%	80.6%	78.5%	80.7%	77.9%	76.8%		73.4%
Homeowner:
Net written premiums		$442	$433	$303	$298	$339	$330	$222	$736	$552	$1,178	$890		$1,188
Year over year change %- written premium		30%	31%	36%	32%	33%	27%	23%	33%	25%	32%	28%		29%
Earned premiums		$352	$326	$303	$289	$271	$251	$232	$629	$484	$981	$755		$1,044
Current accident year before catastrophe losses		40.9%	42.2%	46.9%	42.2%	45.0%	47.4%	46.5%	44.4%	46.9%	43.1%	46.3%		45.1%
Current accident year catastrophe losses		47.4	38.5	21.0	9.2	30.2	33.5	56.1	30.1	44.4	36.3	39.3		31.0
Prior accident years before catastrophe losses		(1.4)	1.2	(2.0)	(2.5)	(1.0)	0.7	(2.6)	(0.3)	(0.8)	(0.7)	(0.9)		(1.4)
Prior accident years catastrophe losses		(1.7)	(1.7)	(6.3)	(0.8)	(2.1)	(3.9)	(9.1)	(4.0)	(6.4)	(3.1)	(4.9)		(3.7)
Total loss and loss expense ratio		85.2%	80.2%	59.6%	48.1%	72.1%	77.7%	90.9%	70.2%	84.1%	75.6%	79.8%		71.0%
Other personal:
Net written premiums		$94	$103	$76	$74	$80	$87	$63	$179	$151	$273	$231		$305
Year over year change %- written premium		18%	18%	21%	21%	18%	19%	19%	19%	19%	18%	18%		19%
Earned premiums		$84	$81	$77	$74	$71	$69	$66	$158	$134	$242	$205		$279
Current accident year before catastrophe losses		66.5%	54.6%	57.4%	48.3%	55.7%	56.7%	58.9%	56.0%	57.7%	59.7%	57.1%		54.7%
Current accident year catastrophe losses		4.1	5.3	2.3	1.8	5.4	11.7	3.5	3.8	7.7	3.9	6.9		5.6
Prior accident years before catastrophe losses		8.7	(5.8)	(2.6)	2.2	1.0	2.3	(1.2)	(4.3)	0.6	0.2	0.7		1.1
Prior accident years catastrophe losses		—	0.2	(0.3)	(0.1)	(0.4)	0.7	1.3	—	1.0	—	0.5		0.3
Total loss and loss expense ratio		79.3%	54.3%	56.8%	52.2%	61.7%	71.4%	62.5%	55.5%	67.0%	63.8%	65.2%		61.7%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Excess & Surplus:
Net written premiums		$157	$180	$146	$150	$128	$156	$136	$326	$292	$483	$420		$570
Year over year change %- written premium		23%	15%	7%	23%	6%	16%	10%	12%	13%	15%	11%		14%
Earned premiums		$157	$151	$139	$148	$135	$132	$127	$290	$259	$447	$394		$542
Current accident year before catastrophe losses		64.2%	64.0%	65.7%	60.5%	64.8%	69.7%	69.2%	64.8%	69.5%	64.6%	67.9%		65.9%
Current accident year catastrophe losses		1.7	1.4	0.9	0.5	(0.6)	1.4	1.5	1.2	1.4	1.4	0.8		0.7
Prior accident years before catastrophe losses		2.9	1.6	(1.7)	1.4	0.9	(4.7)	(6.2)	—	(5.4)	1.0	(3.3)		(2.0)
Prior accident years catastrophe losses		(0.2)	0.5	(0.4)	0.2	(0.2)	—	(0.3)	—	(0.1)	—	(0.2)		(0.1)
Total loss and loss expense ratio		68.6%	67.5%	64.5%	62.6%	64.9%	66.4%	64.2%	66.0%	65.4%	67.0%	65.2%		64.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the nine months ended September 30, 2024
Commercial casualty	$435	$153	$588	$12	$219	$16	$247	$447	$219	$169	$835
Commercial property	523	55	578	(65)	112	5	52	458	112	60	630
Commercial auto	339	66	405	9	48	10	67	348	48	76	472
Workers' compensation	91	24	115	(27)	23	(3)	(7)	64	23	21	108
Other commercial	98	15	113	10	11	1	22	108	11	16	135
Total commercial lines	1,486	313	1,799	(61)	413	29	381	1,425	413	342	2,180

Personal auto	367	73	440	27	42	15	84	394	42	88	524
Homeowners	486	67	553	18	148	23	189	504	148	90	742
Other personal	127	8	135	(11)	29	2	20	116	29	10	155
Total personal lines	980	148	1,128	34	219	40	293	1,014	219	188	1,421

Excess & surplus lines	135	50	185	27	61	37	125	162	61	87	310
Other	189	10	199	(9)	101	—	92	180	101	10	291
Total property casualty	$2,790	$521	$3,311	$(9)	$794	$106	$891	$2,781	$794	$627	$4,202

Ceded loss and loss expense incurred for the nine months ended September 30, 2024
Commercial casualty	$1	$1	$2	$(1)	$(2)	$—	$(3)	$—	$(2)	$1	$(1)
Commercial property	21	—	21	(16)	(1)	—	(17)	5	(1)	—	4
Commercial auto	1	—	1	(1)	—	—	(1)	—	—	—	—
Workers' compensation	4	—	4	—	(2)	—	(2)	4	(2)	—	2
Other commercial	19	1	20	(17)	1	—	(16)	2	1	1	4
Total commercial lines	46	2	48	(35)	(4)	—	(39)	11	(4)	2	9

Personal auto	1	—	1	(1)	(1)	—	(2)	—	(1)	—	(1)
Homeowners	6	—	6	(4)	(1)	—	(5)	2	(1)	—	1
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	7	—	7	(5)	(2)	—	(7)	2	(2)	—	—

Excess & surplus lines	14	1	15	(5)	1	—	(4)	9	1	1	11
Other	22	1	23	(10)	(12)	—	(22)	12	(12)	1	1
Total property casualty	$89	$4	$93	$(55)	$(17)	$—	$(72)	$34	$(17)	$4	$21

Net loss and loss expense incurred for the nine months ended September 30, 2024
Commercial casualty	$434	$152	$586	$13	$221	$16	$250	$447	$221	$168	$836
Commercial property	502	55	557	(49)	113	5	69	453	113	60	626
Commercial auto	338	66	404	10	48	10	68	348	48	76	472
Workers' compensation	87	24	111	(27)	25	(3)	(5)	60	25	21	106
Other commercial	79	14	93	27	10	1	38	106	10	15	131
Total commercial lines	1,440	311	1,751	(26)	417	29	420	1,414	417	340	2,171

Personal auto	366	73	439	28	43	15	86	394	43	88	525
Homeowners	480	67	547	22	149	23	194	502	149	90	741
Other personal	127	8	135	(11)	29	2	20	116	29	10	155
Total personal lines	973	148	1,121	39	221	40	300	1,012	221	188	1,421

Excess & surplus lines	121	49	170	32	60	37	129	153	60	86	299
Other	167	9	176	1	113	—	114	168	113	9	290
Total property casualty	$2,701	$517	$3,218	$46	$811	$106	$963	$2,747	$811	$623	$4,181

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended September 30, 2024
Commercial casualty	$162	$53	$215	$(52)	$105	$9	$62	$110	$105	$62	$277
Commercial property	177	16	193	(22)	17	(4)	(9)	155	17	12	184
Commercial auto	122	21	143	1	9	7	17	123	9	28	160
Workers' compensation	28	8	36	7	(4)	1	4	35	(4)	9	40
Other commercial	34	5	39	2	1	11	14	36	1	16	53
Total commercial lines	523	103	626	(64)	128	24	88	459	128	127	714

Personal auto	129	22	151	2	24	9	35	131	24	31	186
Homeowners	176	21	197	(10)	102	11	103	166	102	32	300
Other personal	51	3	54	(5)	18	—	13	46	18	3	67
Total personal lines	356	46	402	(13)	144	20	151	343	144	66	553

Excess & surplus lines	34	17	51	28	12	20	60	62	12	37	111
Other	63	4	67	7	65	1	73	70	65	5	140
Total property casualty	$976	$170	$1,146	$(42)	$349	$65	$372	$934	$349	$235	$1,518

Ceded loss and loss expense incurred for the three months ended September 30, 2024
Commercial casualty	$6	$—	$6	$(9)	$(1)	$—	$(10)	$(3)	$(1)	$—	$(4)
Commercial property	9	—	9	—	—	—	—	9	—	—	9
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	1	—	1	1	—	—	1	2	—	—	2
Other commercial	7	1	8	(6)	(1)	—	(7)	1	(1)	1	1
Total commercial lines	23	1	24	(14)	(2)	—	(16)	9	(2)	1	8

Personal auto	—	—	—	—	—	—	—	—	—	—	—
Homeowners	1	—	1	(1)	—	—	(1)	—	—	—	—
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	1	—	1	(1)	—	—	(1)	—	—	—	—

Excess & surplus lines	—	—	—	3	1	—	4	3	1	—	4
Other	6	1	7	(3)	3	—	—	3	3	1	7
Total property casualty	$30	$2	$32	$(15)	$2	$—	$(13)	$15	$2	$2	$19

Net loss and loss expense incurred for the three months ended September 30, 2024
Commercial casualty	$156	$53	$209	$(43)	$106	$9	$72	$113	$106	$62	$281
Commercial property	168	16	184	(22)	17	(4)	(9)	146	17	12	175
Commercial auto	122	21	143	1	9	7	17	123	9	28	160
Workers' compensation	27	8	35	6	(4)	1	3	33	(4)	9	38
Other commercial	27	4	31	8	2	11	21	35	2	15	52
Total commercial lines	500	102	602	(50)	130	24	104	450	130	126	706

Personal auto	129	22	151	2	24	9	35	131	24	31	186
Homeowners	175	21	196	(9)	102	11	104	166	102	32	300
Other personal	51	3	54	(5)	18	—	13	46	18	3	67
Total personal lines	355	46	401	(12)	144	20	152	343	144	66	553

Excess & surplus lines	34	17	51	25	11	20	56	59	11	37	107
Other	57	3	60	10	62	1	73	67	62	4	133
Total property casualty	$946	$168	$1,114	$(27)	$347	$65	$385	$919	$347	$233	$1,499

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Premiums
Agency renewal written premiums		$1,795	$1,843	$1,683	$1,534	$1,549	$1,643	$1,535	$3,526	$3,178	$5,321	$4,727		$6,261
Agency new business written premiums		406	407	346	310	313	303	251	753	554	1,159	867		1,177
Other written premiums		92	209	219	76	95	204	233	428	437	520	532		608
Net written premiums		$2,293	$2,459	$2,248	$1,920	$1,957	$2,150	$2,019	$4,707	$4,169	$7,000	$6,126		$8,046
Unearned premium change		(76)	(384)	(256)	64	—	(287)	(178)	(640)	(465)	(716)	(465)		(401)
Earned premiums		$2,217	$2,075	$1,992	$1,984	$1,957	$1,863	$1,841	$4,067	$3,704	$6,284	$5,661		$7,645
Year over year change %
Agency renewal written premiums		16%	12%	10%	10%	11%	11%	10%	11%	10%	13%	11%		11%
Agency new business written premiums		30	34	38	30	19	6	3	36	5	34	9		14
Other written premiums		(3)	2	(6)	27	(1)	4	(10)	(2)	(4)	(2)	(3)		—
Net written premiums		17	14	11	13	12	9	6	13	8	14	9		10
Paid losses and loss expenses
Losses paid		$946	$893	$861	$933	$907	$924	$893	$1,755	$1,816	$2,701	$2,723		$3,656
Loss expenses paid		168	174	176	158	151	157	153	349	311	517	462		620
Loss and loss expenses paid		$1,114	$1,067	$1,037	$1,091	$1,058	$1,081	$1,046	$2,104	$2,127	$3,218	$3,185		$4,276
Incurred losses and loss expenses
Loss and loss expense incurred		$1,499	$1,412	$1,270	$1,118	$1,261	$1,262	$1,317	$2,682	$2,579	$4,181	$3,840		$4,958
Loss and loss expenses paid as a % of incurred		74.3%	75.6%	81.7%	97.6%	83.9%	85.7%	79.4%	78.4%	82.5%	77.0%	82.9%		86.2%
Statutory combined ratio
Loss ratio		58.3%	59.1%	55.2%	47.8%	54.9%	58.3%	60.5%	57.2%	59.4%	57.6%	57.8%		55.3%
Loss adjustment expense ratio		11.0	10.1	9.6	10.3	10.3	9.7	11.6	9.8	10.7	10.2	10.6		10.5
Net underwriting expense ratio		28.5	27.7	27.5	31.3	29.1	27.7	27.5	27.6	27.6	27.9	28.1		28.8
US Statutory combined ratio		97.8%	96.9%	92.3%	89.4%	94.3%	95.7%	99.6%	94.6%	97.7%	95.7%	96.5%		94.6%
Contribution from catastrophe losses		13.4	11.6	6.1	1.8	8.7	12.3	12.7	8.9	12.5	10.5	11.2		8.8
Statutory combined ratio excl. catastrophe losses		84.4%	85.3%	86.2%	87.6%	85.6%	83.4%	86.9%	85.7%	85.2%	85.2%	85.3%		85.8%
GAAP combined ratio
GAAP combined ratio		97.4%	98.5%	93.6%	87.5%	94.4%	97.6%	100.7%	96.1%	99.2%	96.5%	97.5%		94.9%
Contribution from catastrophe losses		13.0	11.2	5.9	1.3	9.1	12.0	12.8	8.6	12.4	10.1	11.3		8.7
GAAP combined ratio excl. catastrophe losses		84.4%	87.3%	87.7%	86.2%	85.3%	85.6%	87.9%	87.5%	86.8%	86.4%	86.2%		86.2%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF Third-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Premiums
Agency renewal written premiums		$987	$1,023	$1,076	$936	$914	$985	$1,041	$2,099	$2,026	$3,086	$2,940		$3,876
Agency new business written premiums		187	193	182	153	148	149	134	375	283	562	431		584
Other written premiums		(36)	(30)	(35)	(29)	(33)	(28)	(34)	(65)	(62)	(101)	(95)		(124)
Net written premiums		$1,138	$1,186	$1,223	$1,060	$1,029	$1,106	$1,141	$2,409	$2,247	$3,547	$3,276		$4,336
Unearned premium change		(1)	(79)	(141)	20	33	(40)	(85)	(220)	(125)	(221)	(92)		(72)
Earned premiums		$1,137	$1,107	$1,082	$1,080	$1,062	$1,066	$1,056	$2,189	$2,122	$3,326	$3,184		$4,264
Year over year change %
Agency renewal written premiums		8%	4%	3%	3%	6%	5%	7%	4%	6%	5%	6%		6%
Agency new business written premiums		26	30	36	18	(1)	(10)	(14)	33	(12)	30	(8)		(3)
Other written premiums		(9)	(7)	(3)	6	(32)	(4)	(13)	(5)	(9)	(6)	(16)		(10)
Net written premiums		11	7	7	5	5	3	4	7	4	8	4		4
Paid losses and loss expenses
Losses paid		$500	$460	$479	$549	$490	$550	$513	$941	$1,063	$1,440	$1,552		$2,101
Loss expenses paid		102	103	106	93	92	96	97	207	193	311	285		379
Loss and loss expenses paid		$602	$563	$585	$642	$582	$646	$610	$1,148	$1,256	$1,751	$1,837		$2,480
Incurred losses and loss expenses
Loss and loss expense incurred		$706	$746	$719	$651	$680	$708	$748	$1,465	$1,456	$2,171	$2,136		$2,787
Loss and loss expenses paid as a % of incurred		85.3%	75.5%	81.4%	98.6%	85.6%	91.2%	81.6%	78.4%	86.3%	80.7%	86.0%		89.0%
Statutory combined ratio
Loss ratio		51.0%	57.8%	56.5%	48.9%	53.4%	56.5%	57.9%	57.2%	57.2%	55.1%	55.9%		54.1%
Loss adjustment expense ratio		11.1	9.6	9.9	11.4	10.6	9.9	12.9	9.7	11.4	10.2	11.2		11.2
Net underwriting expense ratio		31.2	29.9	27.4	32.6	31.8	29.4	27.7	28.7	28.5	29.4	29.5		30.3
Statutory combined ratio		93.3%	97.3%	93.8%	92.9%	95.8%	95.8%	98.5%	95.6%	97.1%	94.7%	96.6%		95.6%
Contribution from catastrophe losses		5.4	9.3	6.2	0.5	6.7	11.1	10.4	7.8	10.7	6.9	9.4		7.2
Statutory combined ratio excl. catastrophe losses		87.9%	88.0%	87.6%	92.4%	89.1%	84.7%	88.1%	87.8%	86.4%	87.8%	87.2%		88.4%
GAAP combined ratio
GAAP combined ratio		93.0%	99.1%	96.5%	92.2%	95.2%	96.9%	100.4%	97.9%	98.6%	96.2%	97.5%		96.2%
Contribution from catastrophe losses		5.4	9.3	6.2	0.5	6.7	11.1	10.4	7.8	10.7	6.9	9.4		7.2
GAAP combined ratio excl. catastrophe losses		87.6%	89.8%	90.3%	91.7%	88.5%	85.8%	90.0%	90.1%	87.9%	89.3%	88.1%		89.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Premiums
Agency renewal written premiums		$695	$681	$494	$486	$542	$541	$388	$1,175	$929	$1,870	$1,471		$1,957
Agency new business written premiums		165	163	122	109	122	106	79	285	185	450	307		416
Other written premiums		(28)	(25)	(21)	(16)	(18)	(18)	(19)	(46)	(37)	(74)	(55)		(71)
Net written premiums		$832	$819	$595	$579	$646	$629	$448	$1,414	$1,077	$2,246	$1,723		$2,302
Unearned premium change		(154)	(188)	(7)	(19)	(119)	(136)	16	(195)	(120)	(349)	(239)		(258)
Earned premiums		$678	$631	$588	$560	$527	$493	$464	$1,219	$957	$1,897	$1,484		$2,044
Year over year change %
Agency renewal written premiums		28%	26%	27%	24%	24%	24%	17%	26%	20%	27%	22%		22%
Agency new business written premiums		35	54	54	45	51	20	52	54	32	47	39		41
Other written premiums		(56)	(39)	(11)	30	(13)	(13)	(73)	(24)	(37)	(35)	(28)		(8)
Net written premiums		29	30	33	30	29	23	20	31	22	30	24		26
Paid losses and loss expenses
Losses paid		$355	$335	$282	$277	$324	$298	$288	$618	$585	$973	$909		$1,185
Loss expenses paid		46	51	51	45	39	44	40	102	85	148	123		168
Loss and loss expenses paid		$401	$386	$333	$322	$363	$342	$328	$720	$670	$1,121	$1,032		$1,353
Incurred losses and loss expenses
Loss and loss expense incurred		$553	$489	$379	$304	$368	$384	$386	$868	$770	$1,421	$1,138		$1,442
Loss and loss expenses paid as a % of incurred		72.5%	78.9%	87.9%	105.9%	98.6%	89.1%	85.0%	82.9%	87.0%	78.9%	90.7%		93.8%
Statutory combined ratio
Loss ratio		71.7%	67.1%	55.2%	45.9%	60.7%	68.3%	73.6%	61.3%	70.9%	65.0%	67.3%		61.4%
Loss adjustment expense ratio		9.8	10.5	9.3	8.4	9.2	9.6	9.6	9.9	9.6	9.9	9.4		9.2
Net underwriting expense ratio		25.8	25.2	29.6	30.0	26.3	25.5	30.0	27.1	27.4	26.6	27.0		27.7
Statutory combined ratio		107.3%	102.8%	94.1%	84.3%	96.2%	103.4%	113.2%	98.3%	107.9%	101.5%	103.7%		98.3%
Contribution from catastrophe losses		26.6	20.9	8.8	4.2	13.9	19.7	24.7	15.0	22.1	19.2	19.2		15.1
Statutory combined ratio excl. catastrophe losses		80.7%	81.9%	85.3%	80.1%	82.3%	83.7%	88.5%	83.3%	85.8%	82.3%	84.5%		83.2%
GAAP combined ratio
GAAP combined ratio		110.3%	106.9%	93.9%	84.7%	99.9%	107.6%	112.5%	100.6%	110.0%	104.1%	106.4%		100.4%
Contribution from catastrophe losses		26.6	20.9	8.8	4.2	13.9	19.7	24.7	15.0	22.1	19.2	19.2		15.1
GAAP combined ratio excl. catastrophe losses		83.7%	86.0%	85.1%	80.5%	86.0%	87.9%	87.8%	85.6%	87.9%	84.9%	87.2%		85.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Premiums
Agency renewal written premiums		$113	$139	$113	$112	$93	$117	$106	$252	$223	$365	$316		$428
Agency new business written premiums		54	51	42	48	43	48	38	93	86	147	129		177
Other written premiums		(10)	(10)	(9)	(10)	(8)	(9)	(8)	(19)	(17)	(29)	(25)		(35)
Net written premiums		$157	$180	$146	$150	$128	$156	$136	$326	$292	$483	$420		$570
Unearned premium change		—	(29)	(7)	(2)	7	(24)	(9)	(36)	(33)	(36)	(26)		(28)
Earned premiums		$157	$151	$139	$148	$135	$132	$127	$290	$259	$447	$394		$542
Year over year change %
Agency renewal written premiums		22%	19%	7%	18%	—%	6%	13%	13%	9%	16%	6%		9%
Agency new business written premiums		26	6	11	45	26	45	6	8	25	14	25		30
Other written premiums		(25)	(11)	(13)	(67)	(33)	(13)	(33)	(12)	(21)	(16)	(25)		(35)
Net written premiums		23	15	7	23	6	16	10	12	13	15	11		14
Paid losses and loss expenses
Losses paid		$34	$41	$46	$34	$33	$29	$28	$86	$56	$121	$90		$124
Loss expenses paid		17	16	17	17	16	14	12	34	27	49	43		59
Loss and loss expenses paid		$51	$57	$63	$51	$49	$43	$40	$120	$83	$170	$133		$183
Incurred losses and loss expenses
Loss and loss expense incurred		$107	$102	$90	$93	$87	$89	$81	$192	$170	$299	$257		$350
Loss and loss expenses paid as a % of incurred		47.7%	55.9%	70.0%	54.8%	56.3%	48.3%	49.4%	62.5%	48.8%	56.9%	51.8%		52.3%
Statutory combined ratio
Loss ratio		45.2%	48.6%	48.9%	46.2%	44.2%	49.6%	44.3%	48.7%	47.0%	47.5%	46.1%		46.1%
Loss adjustment expense ratio		23.4	19.0	15.6	16.5	20.6	16.9	19.9	17.4	18.4	19.5	19.1		18.4
Net underwriting expense ratio		26.7	26.0	26.0	27.7	26.6	24.3	24.4	26.0	24.4	26.2	25.1		25.7
Statutory combined ratio		95.3%	93.6%	90.5%	90.4%	91.4%	90.8%	88.6%	92.1%	89.8%	93.2%	90.3%		90.2%
Contribution from catastrophe losses		1.5	1.9	0.5	0.7	(0.8)	1.4	1.2	1.2	1.3	1.4	0.6		0.6
Statutory combined ratio excl. catastrophe losses		93.8%	91.7%	90.0%	89.7%	92.2%	89.4%	87.4%	90.9%	88.5%	91.8%	89.7%		89.6%
GAAP combined ratio
GAAP combined ratio		95.3%	95.4%	91.9%	89.8%	90.5%	92.2%	89.9%	93.7%	91.1%	94.3%	90.9%		90.6%
Contribution from catastrophe losses		1.5	1.9	0.5	0.7	(0.8)	1.4	1.2	1.2	1.3	1.4	0.6		0.6
GAAP combined ratio excl. catastrophe losses		93.8%	93.5%	91.4%	89.1%	91.3%	90.8%	88.7%	92.5%	89.8%	92.9%	90.3%		90.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2024 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2024	2023	Change	% Change	2024	2023	Change	% Change
Underwriting income
Net premiums written	$2,216	$1,888	$328	17	$6,774	$5,911	$863	15
Unearned premium change	106	30	76	253	693	443	250	56
Earned premiums	$2,110	$1,858	$252	14	$6,081	$5,468	$613	11

Losses incurred	$1,231	$1,019	$212	21	$3,503	$3,163	$340	11
Defense and cost containment expenses incurred	115	88	27	31	287	265	22	8
Adjusting and other expenses incurred	117	105	12	11	333	314	19	6
Other underwriting expenses incurred	630	548	82	15	1,886	1,654	232	14
Workers compensation dividend incurred	1	1	—	—	4	4	—	—
Total underwriting deductions	$2,094	$1,761	$333	19	$6,013	$5,400	$613	11

Net underwriting profit	$16	$97	$(81)	(84)	$68	$68	$—	—

Investment income
Gross investment income earned	$170	$144	$26	18	$484	$424	$60	14
Net investment income earned	168	143	25	17	478	419	59	14
Net realized capital gains and losses, net	285	(26)	311	nm	333	(76)	409	nm
Net investment gains (net of tax)	$453	$117	$336	287	$811	$343	$468	136

Other income	$2	$1	$1	100	$5	$4	$1	25

Net income before federal income taxes	$471	$215	$256	119	$884	$415	$469	113
Federal and foreign income taxes incurred	24	47	(23)	(49)	83	82	1	1
Net income (statutory)	$447	$168	$279	166	$801	$333	$468	141

Policyholders' surplus - statutory	$8,258	$6,506	$1,752	27	$8,258	$6,506	$1,752	27

Fixed maturities at amortized cost - statutory	$11,714	$9,630	$2,084	22	$11,714	$9,630	$2,084	22
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2024 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2024	2023	Change	% Change	2024	2023	Change	% Change
Net premiums written	$89	$90	$(1)	(1)	$268	$273	$(5)	(2)
Net investment income	48	47	1	2	142	138	4	3
Commissions and expense allowances on reinsurance ceded	1	1	—	—	3	3	—	—
Income from fees associated with separate accounts	1	2	(1)	(50)	4	7	(3)	(43)
Total revenues	$139	$140	$(1)	(1)	$417	$421	$(4)	(1)

Death benefits and matured endowments	$41	$43	$(2)	(5)	$126	$122	$4	3
Annuity benefits	29	34	(5)	(15)	97	108	(11)	(10)
Disability benefits and benefits under accident and health contracts	1	—	1	nm	2	1	1	100
Surrender benefits and group conversions	9	7	2	29	26	21	5	24
Interest and adjustments on deposit-type contract funds	2	2	—	—	4	6	(2)	(33)
Increase in aggregate reserves for life and accident and health contracts	(3)	4	(7)	nm	(20)	(3)	(17)	(567)
Total benefit expenses	$79	$90	$(11)	(12)	$235	$255	$(20)	(8)

Commissions	$12	$12	$—	—	$37	$37	$—	—
General insurance expenses and taxes	15	14	1	7	45	41	4	10
Increase in loading on deferred and uncollected premiums	2	(2)	4	nm	2	(1)	3	nm
Net transfers from separate accounts	—	(3)	3	100	(3)	(6)	3	50
Total underwriting expenses	$29	$21	$8	38	$81	$71	$10	14

Federal and foreign income taxes incurred	7	3	4	133	24	19	5	26

Net gain from operations before capital gains and losses	$24	$26	$(2)	(8)	$77	$76	$1	1

Gains and losses net of capital gains tax, net	(1)	—	(1)	nm	(10)	(3)	(7)	(233)

Net income (statutory)	$23	$26	$(3)	(12)	$67	$73	$(6)	(8)

Policyholders' surplus - statutory	$482	$395	$87	22	$482	$395	$87	22

Fixed maturities at amortized cost - statutory	$3,847	$3,886	$(39)	(1)	$3,847	$3,886	$(39)	(1)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2024 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Cincinnati Re:
Net written premiums		$89	$207	$202	$66	$85	$177	$230	$409	$407	$498	$492		$558
Year over year change %- written premium		5%	17%	(12)%	(1)%	(1)%	—%	(9)%	—%	(6)%	1%	(5)%		(5)%
Earned premiums		$138	$138	$135	$123	$134	$122	$150	$273	$272	$411	$406		$529
Current accident year before catastrophe losses		52.5%	49.6%	63.0%	42.6%	51.5%	57.8%	45.2%	56.3%	50.9%	55.0%	51.1%		49.1%
Current accident year catastrophe losses		30.2	2.4	—	2.0	11.5	1.8	0.3	1.2	1.0	11.0	4.4		3.9
Prior accident years before catastrophe losses		(10.1)	(0.8)	(10.4)	4.6	(7.9)	(17.1)	6.0	(5.6)	(4.4)	(7.1)	(5.5)		(3.2)
Prior accident years catastrophe losses		(2.5)	(4.7)	—	1.0	2.0	1.9	1.7	(2.4)	1.8	(2.4)	1.9		1.7
Total loss and loss expense ratio		70.1%	46.5%	52.6%	50.2%	57.1%	44.4%	53.2%	49.5%	49.3%	56.5%	51.9%		51.5%

Cincinnati Global:
Net written premiums		$77	$67	$82	$65	$69	$82	$64	$149	$146	$226	$215		$280
Year over year change %- written premium		12%	(18)%	28%	23%	21%	19%	25%	2%	22%	5%	21%		22%
Earned premiums		$107	$48	$48	$73	$99	$50	$44	$96	$94	$203	$193		$266
Current accident year before catastrophe losses		31.6%	47.9%	48.2%	24.6%	34.1%	61.7%	35.3%	48.1%	49.3%	39.4%	41.5%		36.9%
Current accident year catastrophe losses		9.6	—	—	(8.4)	18.2	1.1	11.1	—	5.8	5.0	12.1		6.5
Prior accident years before catastrophe losses		(3.8)	(21.2)	(19.7)	(1.0)	(3.4)	(9.7)	0.8	(20.4)	(4.7)	(11.7)	(4.0)		(3.2)
Prior accident years catastrophe losses		(3.6)	(4.4)	(5.9)	(2.7)	(0.2)	2.5	2.4	(5.2)	2.4	(4.3)	1.1		—
Total loss and loss expense ratio		33.8%	22.3%	22.6%	12.5%	48.7%	55.6%	49.6%	22.5%	52.8%	28.4%	50.7%		40.2%

Noninsurance operations:
Interest and fees on loans and leases		$3	$2	$2	$3	$2	$1	$2	$4	$3	$7	$5		$8
Other revenue		—	2	1	2	1	1	1	3	2	3	3		5
Interest expense		13	14	13	14	13	13	14	27	27	40	40		54
Operating expenses		6	9	4	8	5	7	5	13	12	19	17		25
Total noninsurance operations loss		$(16)	$(19)	$(14)	$(17)	$(15)	$(18)	$(16)	$(33)	$(34)	$(49)	$(49)		$(66)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF Third-Quarter 2024 Supplemental Financial Data